Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events
Subsequent events

24.	Subsequent events

On January 3, 2022, the Company announced that Zachary Steele and Jason Baran had joined the company as Co-Presidents of Fusion Fuel Americas.

On January 3, 2022, the Company announced that under the Fusion Fuel Employee Incentive Plan, its Board of Directors (“the Board”) approved an award of options for five of its senior managers. With regard to each senior manager, the award comprises three elements:

●	A grant of an option to purchase 200,000 Class A Ordinary Shares to vest over a three-year period having an exercise price of $10.50 per share.

●	A grant of an option to purchase an additional 200,000 Class A Ordinary Shares to vest upon Fusion Fuel’s share price closing at or above $18.00 during twenty trading days out of any thirty consecutive trading day period having an exercise price of $10.50 per share.

●	Eligibility to receive an option to purchase up to an additional 50,000 Class A Ordinary Shares for each of calendar years 2022, 2023, and 2024, each to be granted based on individual performance at the discretion of the Compensation Committee of the Board having an exercise price equal to the average last sales price of the Class A Ordinary Shares over the five (5) consecutive trading day period ending on the date of grant, but in no event to be lower than $10.50 per share.

All options granted will expire on December 31, 2028.

No expense has been included in the share-based payment expense in the income statement relating to these options given the grant date was determined to be January 3, 2022.

The senior managers, all members of the Executive Committee, included in the option grant are Frederico Figueira de Chaves, Chief Financial Officer; Jaime Silva, Chief Technology Officer; Joao Teixeira Wahnon, Chief of Business Development; and Jason Baran and Zach Steele, the recently hired Co-Presidents of Fusion Fuel USA.

On February 2, 2022, the Company announced that it will supply its pioneering solar-to-hydrogen technology to the British renewable energy developer, Hive Energy, which will develop and build a green hydrogen production plant in Spain. The project has a target production capacity of 7,500 metric tonnes of green hydrogen per annum and is currently in the administrative processing phase. The parties expect to commence installation of the project beginning in 2023.

On February 22, 2022, the Company announced that that it entered into an agreement with KEME Energy to install a green hydrogen production facility in Sines, Portugal using its integrated HEVO-Solar technology. The project, which is expected to require a capital investment of €2.54 million, would have an equivalent electrolysis capacity of 1.22 MW and produce an estimated 77 tons of green hydrogen per annum. The output from the facility will be used by the Sines Renewable Energy Community. The project, which has already been approved for €1.4 million of grant funding from Portugal’s POSEUR program, will be developed in the Sines Industrial and Logistics Zone (“ZILS”), where KEME Energy has leased 4.8 hectares from AICEP Globalparques. This project is expected to be a net contributor to the aggressive decarbonization targets laid out by the Portuguese government for the industrial and heavy transport sectors.

On February 24, 2022, the Company announced that its wholly owned subsidiary, Fusion Fuel Portugal, S.A. secured nearly €10 million in grants for its industrial production facility in Benavente.